Exhibit 21

NAME	Domicile
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc.	GA
Barefoot Acquisition, LLC	DE
BDC Collateral, LLC	DE
BDC/Fuqua Retail, LLC	DE
BDC Holdco, LLC	DE
BDC Hotel I, LLC	DE
BDC Office I, LLC	DE
BDC Parking I, LLC	DE
BDC/PS Residential, LLC	DE
BDC Residential I, LLC	DE
BDC Retail I, LLC	DE
Braves Baseball Holdco, LLC	DE
Braves Construction Company, LLC	DE
Braves Development Company, LLC	DE
Braves Entertainment Company, LLC	DE
Braves Holdings, LLC	DE
Braves Productions, Inc.	GA
Braves Stadium Company, LLC	DE
Braves Stadium Parking Company, LLC	DE
BRED Co., LLC	GA
Circle 75 Master Residential Association, Inc.	GA
Georgia Ballpark Hotel Company, LLC	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG 2, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE
Liberty CM, Inc.	DE
Liberty Crown, Inc.	DE

NAME	Domicile
Liberty CTL Marginco, LLC	DE
Liberty Denver Arena LLC	DE
Liberty Fun Assets, LLC	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC, Inc.	CO
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty Israel Venture Fund, LLC	DE
Liberty Java, Inc.	CO
Liberty KV, LLC	DE
Liberty LYV Marginco, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty MLP, Inc.	CO
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Radio, LLC	DE
Liberty Radio, 2, LLC	DE
Liberty Satellite Radio, Inc.	DE
Liberty SGH, LLC	DE
Liberty SIRI Marginco, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Interactive, Inc.	DE
Liberty Telematics 2, LLC	DE
Liberty Telematics , LLC	DE
Liberty TM, Inc.	DE
Liberty Tower, Inc.	DE
Liberty TWC Marginco, LLC	DE
Liberty TWX Marginco, LLC	DE
Liberty VIA Marginco, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
LMC BET, LLC	DE
LMC Brazil, LLC	DE
LMC Denver Arena, Inc.	DE
LMC Events, LLC	DE
LMC IATV Events, LLC	DE

NAME	Domicile
LMC Israel Investment, LLC	DE
LMC VIV LOC, Inc.	DE
LSAT Astro LLC	DE
LSR Foreign Holdings 2, LLC	DE
LSR Foreign Holdings, LLC	DE
LTWX I, LLC	DE
LTWX V, Inc.	CO
Sirius XM Holdings, Inc.	DE
The Battery Atlanta Association, Inc. (fka Ballpark Village Association, Inc.) (fka Circle 75 Maintenance Association, Inc.)	GA
The Stadium Club, Inc.	GA
TSAT Holding 2, Inc.	DE